EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended from time to time, this “Agreement”) is dated as of April 22, 2016, and is between NUO THERAPEUTICS, INC., a Delaware corporation (the “Company”), and the stockholders listed on Schedule 1 hereto (collectively, the “Stockholders” and, each individually, a “Stockholder”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan (as defined below).

INTRODUCTION

WHEREAS, on the date hereof, the Company issued shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), to the Stockholders pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, and upon the terms set forth in the First Amended Plan of Reorganization of the Company (as amended, modified or supplemented, the “Plan”) under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. §101, et seq.), confirmed by order dated April 25, 2016 of the United States Bankruptcy Court for the District of Delaware.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Stockholders agree as follows:

ARTICLE I
DEFINITIONS

In this Agreement:

“Applicable Exchange” means The New York Stock Exchange, Inc. or the NASDAQ Stock Exchange, including the NASDAQ Global Market.

“Exchange Act” means the Securities Exchange Act of 1934.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” shall mean any Shares issued to the Stockholders on the date hereof together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing; provided, however, that any such securities shall cease to be Registrable Securities upon the earlier of the date when (i) such Registrable Securities have been registered under the Securities Act and disposed of in accordance with a registration statement filed under the Securities Act, including the Registration Statement, or such Registrable Securities have been disposed of under Rule 144 promulgated under the Securities Act or (ii) such Registrable Securities may be sold without registration or restriction pursuant to Rule 144(b) under the Securities Act or any successor provision.

“Registration Statement” means the registration statement required to be filed under this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“SEC” means the U.S. Securities and Exchange Commission.

ARTICLE II
DEMAND AND PIGGYBACK RIGHTS

Section 2.01         Shelf Registration.

(a)          The Company shall use its best efforts to cause to prepare and file with the SEC a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act on or prior to the 120th day (the “Filing Default Date”) following the Closing (such date of actual filing, the “Filing Date”). The Registration Statement shall be on Form S 3; provided that if the Company shall determine in good faith that Form S-3 is not then available to it, the Registration Statement shall be on Form S-1. Each Stockholder will furnish to the Company, within five (5) business days after request by the Company, a completed questionnaire in the form set forth as Exhibit A hereto. Each Stockholder agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Stockholder complete and not materially misleading. The Registration Statement shall register the Registrable Securities for resale by the holders thereof.

(b)          The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 150th day following the Closing (the “No-Review Effectiveness Default Date”) if there is no SEC review of the Registration Statement or the 210th day following the Closing (the “SEC-Review Effectiveness Default Date”) in the event of an SEC review of the Registration Statement, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the date when all Registrable Securities covered thereby may be sold without registration or restriction pursuant to Rule 144(b) under the Securities Act or any successor provision or (ii) the date when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).

(c)          The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) within five (5) business days following the Company’s receipt of notice from the SEC that the Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments. The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) at 5:00 p.m., New York City time, on the effective date, and file with the SEC and deliver the Prospectus (or any supplements thereto), which delivery may be made electronically, by 8:00 a.m. New York City time on the business day after such effective date.

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Section 2.02         Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)          Use its best efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424, and (iii) respond promptly to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

(b)          Notify the Stockholders as promptly as reasonably possible, and (if requested by the Stockholders) confirm such notice in writing of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement, (ii) the SEC comments in writing on the Registration Statement, (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto, (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose, (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not include any material non-public information in any notice provided to any Stockholder under this Section 2.02(b).

(c)          Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the prompt withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(d)          Use its reasonable best efforts to deliver to each Stockholder, which delivery may be made electronically, by 8:00 a.m. New York City time on the business day after the date first available, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Stockholders may reasonably request. The Company hereby consents (except during the continuance of any event described in Section 2.02(b)(iii)-(vi) above) to the use of such Prospectus and each amendment or supplement thereto by each of the selling Stockholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

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(e)          In the event the Company’s Common Stock is then listed on an Applicable Exchange: (i) in the time and manner required by the Applicable Exchange, prepare and file with Applicable Exchange an additional share listing application covering all of the Registrable Securities, (ii) use its reasonable best efforts to take all steps reasonably necessary to cause such Registrable Securities to be approved for listing on the Applicable Exchange as soon as possible thereafter, (iii) provide to the Stockholders notice of such listing, and (iv) use its reasonable best efforts to maintain the listing of such Registrable Securities on the Applicable Exchange.

(f)          To the extent required by law, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Stockholders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Stockholder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Section 2.02(f), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject, or (iii) otherwise subject itself to taxation.

(g)          Upon the occurrence of any event described in Section 2.02(b)(iii)-(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve-month period if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, there is some material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development, and the Company shall not disclose such development to the Stockholders.

(h)          In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, cooperate with such broker-dealer in connection with any filings required to be made by FINRA.

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Section 2.03         Registration Expenses. The Company shall pay (or reimburse the Stockholders for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Stockholders), (c) messenger, telephone and delivery expenses, (d) and fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Stockholder shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

Section 2.04        Indemnification.

(a)          Indemnification by the Company. In consideration of each Stockholder’s execution and delivery of this Agreement and in addition to the Company’s other obligations hereunder, the Company shall, notwithstanding any termination of this Agreement, indemnify, defend, protect and hold harmless each Stockholder, its officers and directors, partners, members, agents, brokers and employees of each of them, each person who controls any such Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling person, and each underwriter of Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys’ fees (collectively, “Losses”), as incurred, arising out of or relating to (A) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Stockholder furnished in writing to the Company by such Stockholder expressly for use therein, or to the extent that such information related to such Stockholder or such Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Stockholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Section 2.02(b) above, the use by such Stockholder of an outdated or defective Prospectus after the Company has duly notified such Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Stockholder of the Advice contemplated in Section 2.05 below, (B) any misrepresentation or material breach of any representation or warranty made by the Company in the Offering Documents; or (C) any material breach of any covenant, agreement or obligation of the Company contained in the Offering Documents. The Company shall notify the Stockholders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

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(b)          Indemnification by Stockholders. Each Stockholder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Stockholder to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Stockholder furnished in writing to the Company by such Stockholder expressly for use therein, or to the extent that such information related to such Stockholder or such Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Stockholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Section 2.02(b) above, the use by such Stockholder of an outdated or defective Prospectus after the Company has notified such Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Stockholder of the Advice contemplated in Section 2.05 below. In no event shall the liability of any selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c)          Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)          Contribution. If a claim for indemnification under Section 2.04(a) or Section 2.04(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2.04(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 2.04(d) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.04(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding section. Notwithstanding the provision of this Section 2.04(d), no Stockholder shall be required to contribute, in the aggregate, any amount in excess of the amount of net proceeds actually received by such Stockholder from the sale of the Registrable Securities subject to the Proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and any cause of action or similar right of the Indemnified Parties against the Indemnifying Parties or others.

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Section 2.05        Dispositions. Each Stockholder agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Stockholder further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2.02(b), such Stockholder will discontinue disposition of such Registrable Securities under the Registration Statement until such Stockholder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 2.02(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this section.

Section 2.06        Piggy-Back Registrations.

(a)          If at any time during the Effectiveness Period, other than any suspension period referred to in Section 2.02(g) above, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Stockholder written notice of such determination and if, within ten (10) days after receipt of such notice, any such Stockholder shall so request in writing, the Company shall use its reasonable best efforts to include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Stockholder requests to be registered; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.06(a).

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(b)          If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to Section 2.06(a). In such event the right of any Stockholder to registration pursuant to Section 2.06(a) shall be conditioned upon Stockholder’s agreeing to participate in such underwriting and in the inclusion of such Stockholder’s Registrable Securities in the underwriting to the extent provided herein. The Stockholder shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or by other holders exercising any demand registration rights. Notwithstanding any other provision of this Section 2.06, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities or other securities from such registration and underwriting (hereinafter an “Underwriter Cutback”). In the event of an Underwriter Cutback, the Company shall so advise the Stockholder and the other holders distributing their securities through such underwriting, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Stockholder and the other holders distributing their securities through such underwriting at the time of filing the registration statement. If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

Section 2.07         Rule 144. Until the earlier of (i) one year following the effectiveness of the Registration Statement and (ii) the date when such Registrable Securities may be sold without registration or restriction pursuant to Rule 144(b) under the Securities Act or any successor provision, the Company agrees with each holder of Registrable Securities to:

(a)          use its best efforts to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(b)          use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), and

(c)          furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

Section 2.08         Exchange Act Registration. Promptly following the date hereof, the Company shall cause the Common Stock to be registered under Section 12(g) of the Exchange Act.

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ARTICLE III
MISCELLANEOUS

Section 3.01        Notices. Any notice or other document required or permitted to be given or delivered to the Stockholders shall be in writing and sent (x) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (y) by an internationally recognized overnight delivery service (with charges prepaid):

(a)          if to the Company, at

Nuo Therapeutics, Inc.

207A Perry Parkway, Suite 1

Gaithersburg, MD 20877

Attention: Chief Executive Officer

Facsimile: (240) 499-2690

or such other address as it shall have specified to the Stockholder in writing, with a copy (which shall not constitute notice) to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020-1089

Attention: Jeffrey A. Baumel, Esq.

Facsimile: (973) 912-7199

and

Dentons US LLP

1301 K Street, N.W.

Suite 600, East Tower

Washington, D.C. 20006

Attention: Sam J. Alberts, Esq.

Facsimile: (202) 408-6399

(b)          If to a Stockholder, to the address set forth with respect to such Stockholder on Schedule 1 or to such other person or address as such Stockholder shall furnish to the Company and the other Stockholders in writing.

Section 3.02         Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

Section 3.03         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 3.04         Consent to Jurisdiction and Service of Process. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of Delaware and the courts of the United States of America located in the District of Delaware, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

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Section 3.05         Waiver of Jury Trial. Each of the parties to this Agreement hereby unconditionally agrees to waive, to the fullest extent permitted by applicable law, its respective rights to a jury trial of any claim or cause of action (whether based on contract, tort or otherwise) based upon, arising out of or relating to this Agreement or the transactions contemplated hereby. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto: (i) acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings, (ii) acknowledges that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not in the event of any action or proceeding, seek to enforce the foregoing waiver and (iii) warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 3.05 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 3.06         Amendments. This Agreement may be amended only by an instrument in writing executed by the Company and Stockholders holding at least 66 2/3% of the Registrable Securities collectively held by them. Any such amendment will apply to all Stockholders equally, without distinguishing between them.

Section 3.07         Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the shares of Common Stock granted under any other agreement, and any of such preexisting registration rights are hereby terminated.

Section 3.08         Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

Section 3.09         Arms Length Negotiations. The Company acknowledges and each Stockholder confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.

Section 3.10         Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile or electronic mail, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

COMPANY

NUO THERAPEUTICS, INC.

By:
Name:
Title:

STOCKHOLDERS

[STOCKHOLDER]

By:
Name:
Title:

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EXHIBIT A

SELLING STOCKHOLDER QUESTIONNAIRE

To: Nuo Therapeutics, Inc.
c/o Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020-1089

Attention: Jeffrey A. Baumel, Esq.

Facsimile: (973) 912-7199

Reference is made to the Registration Rights Agreement (the “Agreement”), made between Nuo Therapeutics, Inc., a Delaware corporation (the “Company”), and the Stockholders noted therein.

Pursuant to Section 2.01(a) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section 2 of the Agreement.

1.	Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer Identification Number:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

2.	Beneficial Ownership of Registrable Securities:

(a) Number of Registrable Securities owned by Selling Stockholder:

(b) Number of Registrable Securities requested to be registered:

3.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

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Type and amount of other securities beneficially owned by the Selling Stockholder:

4.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

5.	Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

6.	Selling Stockholder Affiliations:

(a)	Is the Selling Stockholder a registered broker-dealer? _________________________________________

(b)	Is the Selling Stockholder an affiliate of a registered broker-dealers? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.) _________________________________________________________________________

(c)	If the answer to Item (6)(b) is yes, identify the registered broker-dealers and describe the nature of the affiliations: _________________________________________________________________________

(d)	If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)? __________________________________________

(e)	If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

7.	Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

_________________________________________________________________________________________

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Pursuant to Section 2.02(g) of the Agreement, the undersigned acknowledges that the Company may, by notice to each Stockholder at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges receipt of a draft of the Registration Statement dated ● and confirms that the undersigned has reviewed such draft including, without limitation, the sections captioned “Selling Stockholders” and “Plan of Distribution,” and confirms that, to the best of the undersigned’s knowledge, the same is true, complete and accurate in every respect except as indicated in this Questionnaire. The undersigned hereby further acknowledges that pursuant to Section 2.04(b) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorney’s fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated:

Signature of Record Holder:

(Please sign your name in exactly the same manner as the certificates for the shares being registered)

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